PETER D. LOWENSTEIN
ATTORNEY AT LAW
496 VALLEY ROAD
COS COB, CONNECTICUT  06807
203 869-3059

March 12, 2009

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:	The Value Line Cash Fund, Inc.
File #2-71066; 811-02898

Dear Sir/Madam:

On behalf of the above-named Registrant, and in accordance with Rule 497(e) of the Securities Act of 1933, as amended, transmitted herewith is a Supplement dated March 12, 2009 to the Prospectus dated May 1, 2008.

Should you have any questions regarding this filing, please do not hesitate to contact the undersigned at (212)907-1850.

Sincerely yours,

Peter D. Lowenstein

The Value Line Cash Fund, Inc.
Supplement dated March 12, 2009 to
Prospectus dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Reorganization of Value Line, Inc.

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC (“EULAV”). As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line to EULAV, and EULAV replaced Value Line as the Fund’s investment adviser.

The Fund’s portfolio manager, who is now an employee of EULAV, has not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the Fund were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreement (as such term is defined in the Investment Company Act of 1940).

All references in the Fund’s prospectuses describing “Value Line, Inc.” or the “Adviser” as the Fund’s investment adviser are hereby changed to refer to EULAV.

U.S. Department of the Treasury’s Temporary Guarantee Program

The Fund participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008 and has applied for continued participation in the Program through the Treasury’s extension date of April 30, 2009.

The Program protects the shares of any shareholder of record in the Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Fund on that date.  The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs.  A guarantee event generally would occur if the Fund’s market-based net asset value per share were less than $0.995.  A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

The initial period of the Program extends through December 18, 2008 (the “Initial Period”) and the Fund paid to the Treasury an amount equal to 0.01% of the net asset value of the Fund as of September 19, 2008 in order to participate during the Initial Period.  The Treasury recently extended the Program through April 30, 2009 (the “Extension Period”) and the Fund has applied to participate in the Program during the Extension Period.  Participation during the Extension Period requires a payment to the Treasury in an amount equal to 0.015% of the net asset value of the Fund as of September 19, 2008.  As is the case with participation during the Initial Period, the expenses associated with participation during the Extension Period will be borne by the Fund.

The Program may be extended again by the U.S. Department of the Treasury through September 18, 2009.  In the event that that the Program is again extended, the Fund’s Board will consider whether the Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

Regulatory Investigation

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (the “Distributor”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, Directors of the Value Line mutual funds (the “Funds”) and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Funds during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the effect that the investigation will have on Value Line's financial statements, it believes that any settlement is likely to be material to it and has informed the Funds of its belief, in light of settlement discussions to date, that there are no loss contingencies that should be accrued or disclosed in the Funds’ financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Funds.

Voluntary Fee Waiver

The Adviser may from time to time voluntarily agree to waive all or a portion of its advisory fee from the Fund.  Any such waiver by may be discontinued or modified by the Adviser at any time.  The amount of any waived fees is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90%.  In no event shall the recoupment exceed 0.10%  (annualized) of  the Fund’s average daily net assets on any day.  The Fund’s total return and yield would be lower in the absence of any such waiver.

*****

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE